Trade and Other Receivables and Prepayments	12 Months Ended
Feb. 28, 2025
Trade and Other Receivables and Prepayments [Abstract]
TRADE AND OTHER RECEIVABLES AND PREPAYMENTS

11. TRADE AND OTHER RECEIVABLES AND PREPAYMENTS

	As of February 28/29
Figures in Rand thousands	2025	2024

Trade amounts due from related parties	369	-
Trade receivables	672,370	554,107
Expected credit loss provision	(210,906)	(165,240)
	461,833	388,867
Other receivables
Non-trade amounts due from related parties	173	-
Deposits	24,631	500,646
Sundry debtors	38,661	24,656
Finance lease receivables	12,888	17,326
	538,186	931,495

Prepayments	63,726	55,778
Other taxes	7,178	16,956
Total trade and other receivables and prepayments	609,090	1,004,229

Non-current	11,629	18,831
Current	597,461	985,398
	609,090	1,004,229

During the year ended February 28, 2024, the Group had short term bank deposits included in total deposits, amounting to ZAR 485.7 million are placed with a licensed bank for a term of 5 to 9 months and earns interests at the bank’s prevailing deposit rate. There were no bank fixed deposits with maturity dates longer than 3 months as at February 28, 2025.

During the year ended February 28, 2023, the Group entered into a finance leasing arrangement as a lessor for a machinery to a third party. The average term of finance leases entered into is five years. The following table shows the maturity analysis of the undiscounted lease payments to be received:

	As of February 28/29
Figures in Rand thousands	2025	2024
Maturities analysis
– within one year	4,830	4,438
– within two to four years	8,058	12,888
Present value of lease payments	12,888	17,326

Non-current asset	8,058	12,888
Current asset	4,830	4,438
	12,888	17,326

The Group recognizes a loss allowance for expected credit losses on financial assets that are measured at amortized cost. The determination of the expected credit loss provision is calculated on a basis specific to each customer grouping and jurisdiction in which the Group operates and requires the use of estimates. Additional information regarding credit risk applicable to trade receivables is disclosed in Note 29.2 (a).

The Group has recognized a loss allowance of 100% (2024: 100%) against aged receivables, and debts are considered aged and not recoverable when they typically reach 360 or 450 days, depending on respective entities’ historical experiences. The method in providing for expected credit losses is consistent with prior years.

The average credit period extended to customers is 30 days (2024: 30 days). No interest is charged on outstanding trade receivables.

Credit quality of trade and other receivables

Information on credit quality of trade and other receivables is on Note 29.2 (a).

Reconciliation of the expected credit loss provision recognized with regard to trade and other receivables

	As of February 28/29
Figures in Rand thousands	2025	2024

Beginning balance	(165,240)	(149,541)
Allowance for expected credit losses, net	(114,555)	(109,422)
Amounts utilized	67,292	90,538
Translation adjustments	1,597	3,185
Ending balance	(210,906)	(165,240)